Forward-Looking Statements and Non-GAAP Financial Measures The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “e,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements. The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements: Non-U.S. GAAP Financial Measures and Reconciliations This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations. Definitions of the Company’s non-U.S. GAAP financial measures and applicable reconciliations to the most comparable U.S. GAAP measures are provided as appropriate. Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM). • difficult conditions in global capital markets and the economy, including inflation • defaults and credit downgrades of investments • global fluctuations in interest rates and exposure to significant interest rate risk • concentration of business in Japan • limited availability of acceptable yen-denominated investments • foreign currency fluctuations in the yen/dollar exchange rate • differing interpretations applied to investment valuations • significant valuation judgments in determination of expected credit losses recorded on the Company's investments • decreases in the Company's financial strength or debt ratings • decline in creditworthiness of other financial institutions • the Company's ability to attract and retain qualified sales associates, brokers, employees, and distribution partners • deviations in actual experience from pricing and reserving assumptions • ability to continue to develop and implement improvements in information technology systems and on successful execution of revenue growth and expense management initiatives • interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality, integrity or privacy of sensitive data residing on such systems • subsidiaries' ability to pay dividends to the Parent Company • inherent limitations to risk management policies and procedures • operational risks of third-party vendors • tax rates applicable to the Company may change • failure to comply with restrictions on policyholder privacy and information security • extensive regulation and changes in law or regulation by governmental authorities • competitive environment and ability to anticipate and respond to market trends • catastrophic events, including, but not limited to, as a result of climate change, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, major public health issues, terrorism or other acts of violence, and damage incidental to such events • ability to protect the Aflac brand and the Company's reputation • ability to effectively manage key executive succession • changes in accounting standards • level and outcome of litigation or regulatory inquiries • allegations or determinations of worker misclassification in the United States

Max K. Brodén Executive Vice President CFO, Aflac Incorporated

Fourth quarter net earnings per diluted share $0.46

Fourth quarter adjusted earnings per diluted share* *Non-GAAP measure $1.25

ROE 4.8% Adj. ROE* 10.5% Adj. ROE ex-FX* 10.7% *Non-GAAP measure

Fourth quarter benefit ratio for Aflac Japan 66.1%

Fourth quarter third sector benefit ratio for Aflac Japan 56.2%

Fourth quarter premium persistency for Aflac Japan 93.4%

Fourth quarter total adjusted expense ratio for Aflac Japan 21.1%

Fourth quarter pretax profit margin for Aflac Japan 30.4%

Fourth quarter premium persistency for Aflac U.S. 78.6%

Fourth quarter benefit ratio for Aflac U.S. 44.6%

Fourth quarter total adjusted expense ratio for Aflac U.S. 43.4%

Fourth quarter pretax profit margin for Aflac U.S. 18.4%

Strong capital position at the end of Q4 >1,100% SMR >650% Combined RBC

Fourth quarter Adjusted Leverage* 19.7% *Adjusted debt to adjusted capitalization ex-AOCI, these are non-GAAP measures.

Fourth quarter share repurchase $700 million

Fourth quarter dividends $245 million

Financial Focus & Outlook

Aflac Japan 2024 Outlook: Continued Strength in Core Margins 2024e Benefit Ratio % 68 66 Expense Ratio % 21 19 Pretax Profit Ratio % 31 29 2024e Underlying Net Earned Premiums 1 -2.5 to -1.5% 1 A non-U.S. GAAP financial measure. See appendix for information about this measure. Aim to reach ¥67 to ¥73 billion of sales by the end of 2026

Aflac U.S. 2024 Outlook: Providing Customers Value, Scaling Growth and Realizing Efficiency 2024e Benefit Ratio % 47 45 Expense Ratio % 40 38 Pretax Profit Ratio % 21 19 2024e Net Earned Premiums +3.0 to +5.0% Aim to exceed sales of $1.8 billion by the end of 2025

Appendix

Glossary of Non-U.S. GAAP Measures The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that cannot be predicted or that are outside management’s control. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest cash flows from derivatives associated with notes payable but excluding any nonrecurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively. • Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively. • Adjusted book value including unrealized foreign currency translation gains and losses is adjusted book value plus unrealized foreign currency translation gains and losses. Adjusted book value including unrealized foreign currency translation gains and losses per common share is adjusted book value plus unrealized foreign currency translation gains and losses at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value including unrealized foreign currency translation gains and losses, and its related per share financial measure, important as they exclude certain components of AOCI, which fluctuate due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measures for adjusted book value including unrealized foreign currency translation gains and losses and adjusted book value including unrealized foreign currency translation gains and losses per common share are total book value and total book value per common share, respectively. • Adjusted return on equity is adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using net earnings and average total shareholders’ equity. • Adjusted return on equity excluding foreign currency impact is adjusted earnings excluding the current period foreign currency impact divided by average shareholders’ equity, excluding AOCI. The Company considers adjusted return on equity excluding foreign currency impact important as it excludes changes in foreign currency and components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency impact is return on average equity (ROE) as determined using net earnings and average total shareholders’ equity.

Glossary of Non-U.S. GAAP Measures (cont’d) The Company defines these non-U.S. GAAP financial measures as follows: • Aflac Japan’s Underlying net earned premiums is a measure that adjusts Aflac Japan’s net earned premiums under U.S. GAAP for significant variables including the increase in paid-up policies, the change in deferred profit liability (DPL) on limited payment contracts and the ceded premiums that are part of the Company’s internal reinsurance strategy initiated in January 2023. The most comparable U.S. GAAP measure is net earned premiums. The Company feels this measure is useful for investors to understand the impacts these items have on Aflac Japan's net earned premiums. In reliance on the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of SEC Regulation S-K, a quantitative reconciliation to the most comparable U.S. GAAP measure is not provided for this financial measure as forecasted. Forward-looking information with regard to the most comparable U.S. GAAP financial measure, net earned premium, is not available without unreasonable effort. This is due to the unpredictable and uncontrollable nature of the reconciling items, which would require an unreasonable effort to forecast and we believe would result in such a broad range of projected values that would not be meaningful to investors. For this reason, we believe that the probable significance of such information is low. • Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of AOCI, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value. • Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable. • Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable. • Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less AOCI as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude AOCI, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively.

Reconciliation of Net Earnings Per Diluted Share to Adjusted Earnings per Diluted Share Three Months Ended December 31 2023 2022 %Change Net Earnings per diluted share $0.46 $0.31 48.4% Items impacting net earnings Adjusted net investment (gains) losses 0.77 0.77 Other and non-recurring (income) loss — — Income tax (benefit) expense on items excluded from adjusted earnings 0.02 0.23 Adjusted earnings per diluted share 1.25 1.31 (4.6)% Current period foreign currency impact1 0.02 N/A Adjusted earnings per diluted share excluding current period foreign currency impact2 $1.28 $1.31 (2.3)% All relevant prior-year amounts have been adjusted for the adoption of accounting guidance on January 1, 2023 related to accounting for long-duration insurance contracts 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes.

All relevant prior-year amounts have been adjusted for the adoption of accounting guidance on January 1, 2023 related to accounting for long-duration insurance contracts 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Reconciliation of Net Earnings to Adjusted Earnings1 Three Months Ended December 31, in millions of Dollars 2023 2022 %Change Net Earnings $268 $196 36.7% Items impacting net earnings Adjusted net investment (gains) losses 450 477 Other and non-recurring (income) loss — — Income tax (benefit) expense on items excluded from adjusted earnings 14 144 Adjusted earnings 732 817 (10.4)% Current period foreign currency impact1 14 N/A Adjusted earnings excluding current period foreign currency impact2 $746 $817 (8.7)%

Reconciliation of U.S. GAAP Return on Equity to Adjusted ROE1 Three Months Ended December 31, in millions of Dollars All relevant prior-year amounts have been adjusted for the adoption of accounting guidance on January 1, 2023 related to accounting for long-duration insurance contracts 1Amounts presented may not foot due to rounding 2 U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders’ equity 3See separate reconciliation of net income to adjusted earnings 4Impact of foreign currency is calculated by restating all foreign currency components of the income statement to the weighted average foreign currency exchange rate for the comparable prior year period. The impact is the difference of the restated adjusted earnings compared to reported adjusted earnings. For comparative purposes, only current period income is restated using the weighted average prior period exchange rate, which eliminates the foreign currency impact for the current period. This allows for equal comparison of this financial measure 2023 2022 U.S. GAAP ROE - Net earnings2 4.8% 3.9% Impact of excluding unrealized foreign currency translation gains (losses) (0.8) (0.6) Impact of excluding unrealized gains (losses) on securities and derivatives 0.1 — Impact of excluding effect of changes in discount rate assumptions (0.3) (0.4) Impact of excluding pension liability adjustment — — Impact of excluding AOCI (1.0) (1.0) U.S. GAAP ROE - less AOCI 3.8 2.9 Differences between adjusted earnings and net earnings3 6.6 9.2 Adjusted ROE - reported 10.5 12.1 Less: Impact of foreign currency4 (0.2) N/A Adjusted ROE, excluding impact of foreign currency 10.7 12.1

All relevant prior-year amounts have been adjusted for the adoption of accounting guidance on January 1, 2023 related to accounting for long-duration insurance contracts 1Amounts may not foot due to rounding 2 Adjusted book value in the U.S. GAAP book value (representing total shareholder’s equity), excluding AOCI (as recorded on the U.S. GAAP balance sheet). 3Adjusted book value including unrealized foreign currency translation gains (losses) is adjusted book value plus unrealized foreign currency translation gains (losses). Reconciliation of U.S. GAAP Book Value per Share1 Three Months Ended December 31, in millions of Dollars 2023 2022 %Change U.S. GAAP book value per common share $38.00 $32.73 16.1% Less: Unrealized foreign currency translation gains (losses) per common share (7.03) (5.79) Unrealized gains (losses) on securities and derivatives per common share 1.93 (1.18) Effect of changes in discount rate assumptions per common share (4.43) (3.41) Pension liability adjustment per common share (0.01) (0.06) Total AOCI per common share (9.54) (10.45) Adjusted book value per common share2 $47.55 $43.18 10.1% Add: Unrealized foreign currency translation gains (losses) per common share (7.03) (5.79) Adjusted book value including unrealized foreign currency translation gains (losses) per common share3 $40.51 $37.39 8.3%

Adjusted Leverage Ratios (In millions) 2023 2022 Notes Payable $7,364 $7,442 50% of subordinated debentures and perpetual bonds (315) (337) Pre-funding of debt maturities (211) — Adjusted debt1 6,839 7,105 Total Shareholders’ Equity 21,985 20,140 Accumulated other comprehensive (income)loss: Unrealized foreign currency translation (gains) losses 4,069 3,564 Unrealized (gains) losses on fixed maturity securities (1,139) 702 Unrealized (gains) losses on derivatives 22 27 Effect on change in discount rate assumptions 2,560 2,100 Pension liability adjustment 8 36 Adjusted book value1 28,429 26,569 Adjusted capitalization ex-AOCI 1,2 $34,658 $34,011 Adjusted debt to adjusted capitalization ex-AOCI 19.7% 20.9% 1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment; and adjusted capitalization ex-AOCI 2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value

Aflac Japan’s Underlying Net Earned Premiums Three Months Ended December 31, in millions of Yen 2023 2022 %Change Aflac Japan’s Net Earned Premiums - as reported ¥272,085 ¥297,315 (8.5)% Estimated impacts of quarterly significiant variables: Increase in paid-up policies 7,100 Impact of reinsurance 15,300 Change in Deferred Policy Liability 6,500 8,800 Aflac Japan’s Underlying Net Earned Premiums ¥300,985 ¥306,115 (1.7)%

Aflac Japan’s Underlying Net Earned Premiums Twelve Months Ended December 31, in billions of Yen 2023 2022 %Change Aflac Japan’s Net Earned Premiums - as reported ¥1,127.8 ¥1,198.1 (5.9)% Estimated impacts of quarterly significiant variables: Increase in paid-up policies 32.3 Impact of reinsurance 38.8 Change in Deferred Policy Liability 25.2 47.5 Aflac Japan’s Underlying Net Earned Premiums ¥1,224.1 ¥1,245.6 (1.7)%